Rate Sheet Prospectus Supplement Dated December 14, 2020
To The Prospectus Dated April 27, 2020 For

JACKSON ADVANTAGESM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement ("Supplement") is to provide the current Bonus percentage(s), Guaranteed Withdrawal Balance ("GWB") Adjustment percentage(s), and Guaranteed Annual Withdrawal Amount ("GAWA") percentages (collectively referred to as the "rates") for the LifeGuard Freedom Flex (Single) and (Joint) add-on benefits. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the LifeGuard Freedom Flex (Single) and (Joint) add-on benefits, please see the applicable subsections under the "CONTRACT CHARGES" and "ACCESS TO YOUR MONEY" sections in the prospectus.

The rates below apply for applications signed on or after December 14, 2020.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The current Bonus percentage(s), GWB Adjustment percentage(s), and GAWA percentages are as follows:

Add-on Benefit Name	GAWA Percentages			Bonus Percentage(s)		GWB Adjustment Percentage(s)
	Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
LifeGuard Freedom Flex (Single)	35 - 64	3.75%	3.00%	Bonus I	4%	Bonus I	170%
	65 - 74	4.75%	4.00%
				Bonus II	5%	Bonus II	180%
	75 - 80	5.25%	4.50%
				Bonus III	6%	Bonus III	190%
	81+	5.75%	5.00%
LifeGuard Freedom Flex (Joint)	35 - 64	3.25%	3.00%	Bonus I	4%	Bonus I	170%
	65 - 74	4.25%	4.00%
				Bonus II	5%	Bonus II	180%
	75 - 80	4.75%	4.50%
				Bonus III	6%	Bonus III	190%
	81+	5.25%	5.00%

In order for you to receive the rates disclosed in this Supplement, your application must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. Once your Contract is issued with the add-on benefit, the rates disclosed in this Supplement will not change as long as you own the the add-on benefit.

Subject to the timing requirements stated above, if the rates that we are currently offering on the day your Contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates we are currently offering on the day your Contract is issued are lower than the rates we were offering on the date you signed your application, your Contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the timing requirements stated above.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable rates in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the rates applicable to your add-on benefits, or contact our Service Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Service Center at 1-800-599-5651, and are also available at www.jackson.com.

_________________________________
To be used with JMV23538NY 04/20

NPV100125 12/20